UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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SERVICE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

September 17, 2004

We cordially invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Service Bancorp, Inc. (the “Company”). The Annual Meeting will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 26, 2004, at 3:00 p.m., Eastern Standard Time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and Officers of the Company, as well as representatives of our independent auditor will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report on Form 10-KSB, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting has been called to consider the following proposals:

1.	To elect four Directors of the Company, each to serve for a three-year term and until their successor is duly elected and qualified.

2.	To ratify Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2005.

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors of the Company unanimously recommends that stockholders vote “FOR” approval and adoption of proposals One and Two. In addition, it is expected that the Company’s majority stockholder, Service Bancorp, MHC, will vote “FOR” these proposals.

On behalf of the management and Directors of the Company, I am pleased to be able to send you the enclosed Proxy Statement, which includes information about the Company and details about the proposals. I urge you to read these materials carefully.

Sincerely,

Pamela J. Montpelier
President and Chief Executive Officer

REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

NOTICE OF

2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 26, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Service Bancorp, Inc. (the “Company”) will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 26, 2004, at 3:00 p.m., Eastern Standard Time, for the following purposes:

1.	To elect four Directors of the Company, each to serve for a three-year term and until their successor is duly elected and qualified.

2.	To ratify Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2005.

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors of the Company has fixed the close of business on September 10, 2004, as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

The above matters are described in detail in the accompanying Proxy Statement.

By Order of the Board of Directors

Pamela J. Montpelier

President and Chief Executive Officer

Medway, Massachusetts

September 17, 2004

Whether or not you plan to attend the annual meeting in person, please complete and sign the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the annual meeting and desire to withdraw your proxy and vote in person, you may do so.

If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instruction form instead of a proxy card. Please follow the instructions on that form to tell them how to vote your shares. We encourage you to use the telephone voting option provided with these forms. Please do not send the voting information form to us. If you wish to attend the meeting and vote these shares in person, you must follow the instructions on the voting instruction form to obtain a legal proxy from your broker or bank.

If you receive multiple proxies or Voting Instruction Forms in a single mailing with this Proxy Statement and one copy of our Annual Report, your mailing may have been “householded” to cut down on duplication. If you would like one or more additional copies of the Proxy Statement or Annual Report, please call Dana S. Philbrook, Chief Financial Officer, Service Bancorp, Inc., 81 Main Street, Medway, Massachusetts 02053, (508) 533-4343.

PROXY STATEMENT

Service Bancorp, Inc.

81 Main Street

Medway, Massachusetts 02053

(508) 533-4343

2004 ANNUAL MEETING OF STOCKHOLDERS

October 26, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Service Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at The Hawthorne Suites, 385 Upper Union Street, Franklin, Massachusetts on Tuesday, October 26, 2004, at 3:00 p.m., Eastern Standard Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 23, 2004.

VOTING, REVOCATION AND SOLICITATION OF PROXIES

The Company

The Company is a bank holding company principally conducting business through Strata Bank, a Massachusetts chartered savings bank (the “Bank”). Fifty-five percent of the voting stock of the Company is owned by Service Bancorp, MHC, a Massachusetts chartered mutual holding company (the “Mutual Holding Company”). The Mutual Holding Company was formed in August of 1997 as part of the Bank’s conversion from mutual to stock form. All of the Trustees and Officers of the Mutual Holding Company are also Directors and Officers, respectively, of the Company.

In addition, the Mutual Holding Company’s shares of the Company’s voting stock are voted according to the direction of the Mutual Holding Company’s Board of Trustees, and it is expected that the Mutual Holding Company will vote “FOR” the proposals set forth below.

Annual Meeting

The Annual Meeting has been called for the following purposes:

1.	To elect four Directors of the Company, each to serve for a three-year term and until their successor is duly elected and qualified.

2.	To ratify Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2005.

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

The persons named as proxies by stockholders may propose and vote for one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies in favor of the proposals to be considered at the Annual Meeting.

Mailing and Record Date

The Company began mailing this Proxy Statement and enclosed proxy card on or about September 23, 2004 to all stockholders entitled to vote at the Annual Meeting. The Board of Directors of the Company fixed the close of business on September 10, 2004 as the “Record Date.” Only the holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, the Company had 1,665,379 shares of Common Stock issued and outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

Proxies, Voting and Revocation

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of Service Bancorp, Inc., 81 Main Street, Medway, MA 02053. Any stockholder who previously returned a proxy may also revoke such proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Secretary, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy (without notifying the Secretary of an intent to do so).

A quorum being present, a plurality of the shares of Common Stock voting in person or represented by proxy at the Annual Meeting is necessary to elect each of the nominees for Director. In addition, a quorum being present, the affirmative vote of a majority of the votes cast is required for approval of the proposal to ratify Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2005. Each share of Common Stock entitles the holder to one vote.

In accordance with applicable state law, abstentions, votes withheld for Director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not exercise voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and, therefore, will have no effect on the outcome of Proposals One and Two.

Solicitation and Other Expenses

The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Directors, Officers and certain employees of the Company, and by personal interview or telephone. These Directors, Officers, and employees will not receive additional compensation for the solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of the Company’s Common Stock. The Company may reimburse these custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

The following table sets forth certain information with respect to the number of shares of the Company’s Common Stock beneficially owned as of August 29, 2004, by beneficial owners of more than 5% of the Common Stock, and by the Directors, Director nominees and the Executive Officers of the Company.

Name and Address of Beneficial Owners(1)	Amount of Shares Owned and Nature of Beneficial Ownership(2)		Percent of Shares of Common Stock Outstanding
Beneficial Owners of more than 5% of Common Stock
Service Bancorp, MHC 81 Main Street Medway, MA 02053	907,694	(3)	54.5%

Kenneth R. Lehman and Joan Abercrombie Lehman 1408 N. Abington Street Arlington, VA 22207	178,467	(4)	10.7%

Directors, Nominees and Executive Officers
Paul T. Carey	5,149	(5)	0.3%
Joyce M. Danielson	2,817	(6)	0.2%
Amy M. Eldredge	2,632	(7)	0.2%
Richard Giusti	8,425	(8)	0.5%
Dr. John Hasenjaeger	3,600	(9)	0.2%
Thomas R. Howie	2,500	(9)	0.2%
Kenneth C.A. Isaacs	14,425	(8)	0.9%
Paul V. Kenney	2,000	(9)	0.1%
Eugene R. Liscombe	1,700	(10)	0.1%
Pamela J. Montpelier	23,030	(11)	1.4%
James W. Murphy	7,300	(9)	0.4%
Lawrence E. Novick	14,425	(8)	0.9%
Dana S. Philbrook	3,327	(12)	0.2%
Michael J. Sheehan	200	(13)	0.0%
Eugene G. Stone	25,975	(14)	1.6%
Kelly A. Verdolino	16,200	(15)	1.0%

All Directors and Executive Officers as a Group (17 persons)	133,705		7.9%

(1)	The business address of all Directors, nominees for Directors and Executive Officers is 1000 Franklin Village Drive, Suite 208, Franklin, MA 02038. Certain of the Company’s Executive Officers and Directors are also Executive Officers and Trustees of Service Bancorp, MHC.
(2)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), a person is deemed to be the beneficial owner of any shares of Common Stock if such person has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, including all shares held directly as well as by spouses and minor children, in trust and other forms of indirect ownership.
(3)	The Board of Trustees of the Mutual Holding Company directs the voting of the shares of the Company’s Common Stock held by the Mutual Holding Company.
(4)	This information is based upon the amended Schedule 13D filed with the Securities and Exchange Commission (“SEC”) by Kenneth R. Lehman and Joan Abercrombie Lehman on August 26, 2004.

(5)	Includes 1,300 shares granted under the 1999 Recognition and Retention Plan (the “Recognition Plan”), which are subject to future vesting but as to which voting may currently be directed. Also includes 1,900 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 900 shares at $9.75 per share, 600 shares at $13.70 per share and 400 shares at $15.05 per share. Also includes 749 shares held through the Bank’s Employee Stock Ownership Plan (“ESOP”).
(6)	Includes 900 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 1,000 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 600 shares at $14.80 per share and 400 shares at $15.05 per share. Also includes 317 shares held through the Bank’s ESOP.
(7)	Includes 300 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 600 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 400 shares at $7.50 per share and 200 shares at $13.70 per share. Also includes 1,502 shares held through the Bank’s ESOP and 30 shares jointly with Ms. Eldredge’s husband.
(8)	Includes 575 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 2,800 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 2,000 shares at $7.50 per share and 800 shares at $15.05 per share. Mr. Novick’s shares include 7,500 shares owned by his spouse, children, and in estates and trusts in which Mr. Novick may be deemed to have beneficial ownership but for which Mr. Novick disclaims beneficial ownership. Mr. Isaacs’ shares include 2,000 shares owned by his spouse, children, and in estates and trusts in which Mr. Isaacs may be deemed to have beneficial ownership but for which Mr. Isaacs disclaims beneficial ownership.
(9)	Includes 100 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 800 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase 800 shares at the exercise price of $7.50 per share. Mr. Murphy’s shares include 5,000 shares jointly owned with his wife and 1,000 shares owned by his wife and daughter in which Mr. Murphy may be deemed to have beneficial ownership but for which Mr. Murphy disclaims beneficial ownership.
(10)	Includes 100 shares granted under the Recognition Plan. Also includes 1,200 shares held through Mr. Liscombe’s Individual Retirement Account.
(11)	Includes 3,216 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 10,395 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase the following number of shares at the indicated exercise price: 7,672 shares at $7.50 per share, 1,600 shares at $13.70 per share and 1,123 shares at $15.05 per share. Also includes 2,672 shares held through the Bank’s ESOP and 200 shares jointly owned with Ms. Montpelier’s former spouse.
(12)	Includes 900 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 1,600 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase 1,600 shares at the exercise price of $15.05 per share. Also includes 227 shares held through the Bank’s ESOP.
(13)	Includes 200 shares that may be acquired under options that are presently exercisable or will become exercisable within 60 days to purchase 200 shares at the exercise price of $30.85 per share
(14)	Includes 2,416 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 8,244 shares held by Mr. Stone’s Individual Retirement Account.
(15)	Includes 575 shares granted under the Recognition Plan, which are subject to future vesting but as to which voting may currently be directed. Also includes 150 shares held in Ms. Verdolino’s husband’s Investment Retirement Account in which Ms. Verdolino may be deemed to have beneficial ownership but as to which she disclaims beneficial ownership.

PROPOSAL 1-ELECTION OF DIRECTORS

The Company’s Board of Directors is composed of 12 members. The Company’s articles of organization and by-laws provide that the Directors of the Company shall be divided into three classes with staggered three-year terms. Under Massachusetts law, Directors are to be allocated among the three classes equally or as nearly equally as possible. As a result of various changes in recent years in the composition of the Board of Directors, the allocation of Directors was uneven following the 2003 Annual Meeting, with two directors having terms that would expire this year and five directors serving in each of the other two classes. In accordance with Massachusetts law and the Company’s by-laws, the Board of Directors unanimously reallocated the directors effective in July 2004, so that each class now has four directors. In making that reallocation, the Board of Directors also took into account the respective committee assignments of the Directors. Each Director now shall serve for a term expiring at the Annual Meeting of Stockholders set forth opposite his or her name and until his or her successor is elected and qualified:

Class I – Term Expiring 2004	Dr. John Hasenjaeger Kenneth C.A. Isaacs Paul V. Kenney Kelly A. Verdolino

Class II – Term Expiring 2005	Richard Giusti Thomas R. Howie Eugene R. Liscombe Pamela J. Montpelier

Class III – Term Expiring 2006	Lawrence E. Novick James W. Murphy Michael J. Sheehan Eugene G. Stone

Four Directors will be elected at the Annual Meeting to serve for a three-year term and until their respective successors are elected and qualified. The Board of Directors has nominated the following Directors to be re-elected as Directors, each to serve for a three-year term and until their respective successor is elected and qualified: Dr. John Hasenjaeger, Kenneth C.A. Isaacs, Paul V. Kenney and Kelly A. Verdolino.

It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting “FOR” the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the nominees for Director named herein. In addition, it is expected that the Mutual Holding Company will vote “FOR” the election of each of the nominees for Director named herein.

Information Regarding Directors and Executive Officers

The table below sets forth certain information, as of September 10, 2004, supplied by each person who is currently a Director, a nominee for election as a Director, or an executive officer of the Company with respect to the person’s age, position(s) held with the Company, the year in which the person began serving as a Director of the Company, and the year in which the person’s term as a Director of the Company expires.

Name	Position(s) Held With the Company	Age	Director Since	Current Term Expires
NOMINEES FOR DIRECTOR

Dr. John Hasenjaeger	Director	61	1998	2004
Kenneth C.A. Isaacs	Director	51	1998	2004
Paul V. Kenney	Director	41	1998	2004
Kelly A. Verdolino	Director	44	1998	2004

OTHER DIRECTORS

Richard Giusti	Director	60	1998	2005
Thomas R. Howie	Director	61	1998	2005
Eugene R. Liscombe	Director	58	1998	2005
Pamela J. Montpelier	President, Chief Executive Officer and Director	41	2000	2005
James W. Murphy	Director and Secretary	69	1998	2006
Lawrence E. Novick	Director	64	1998	2006
Michael J. Sheehan	Chairman of the Board	41	2003	2006
Eugene G. Stone	Director	69	1998	2006

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Dana S. Philbrook	Chief Financial Officer	47	—	—
Paul T. Carey	Senior Vice President, Lending	44	—	—
Joyce M. Danielson	Senior Vice President, Bank Administration	54	—	—
Amy M. Eldredge	Senior Vice President, Support Operations	31	—	—
Judy Roark-Mackey	Senior Vice President, Marketing	57	—	—

The business experience for the past five years for each of the Company’s Directors, nominees for Director and executive officers is as follows:

Nominees

Dr. John Hasenjaeger has served as a Director of the Company since 1998. Dr. Hasenjaeger is also a Trustee of the Mutual Holding Company. He was the owner of a real estate firm and is a retired professor at Boston College’s School of Management. Dr. Hasenjaeger has served on the board of state and national consumers council and consumer affairs organizations. For 19 years, Dr. Hasenjaeger was chairman of the capital budget committee in the town of Walpole, Massachusetts.

Kenneth C.A. Isaacs has served as a Director of the Bank since 1997 and the Company since 1998. Mr. Isaacs is also a Trustee of the Mutual Holding Company. Mr. Isaacs has been a management consultant to Stress Directions, Inc. since 2002 and served as a management consultant from 1998 to 2001 to Storesontheweb, Inc. He is also a private trustee with extensive real estate experience.

Paul V. Kenney has served as a Director of the Bank since 1992 and the Company since 1998. Mr. Kenney is also a Trustee of the Mutual Holding Company. He is a member of the law firm Kenney & Maciolek of Medway, Massachusetts. Mr. Kenney serves as President of the Medway Business Council and Treasurer of the Western Norfolk Bar Association.

Kelly A. Verdolino has served as a Director of the Bank since 1995 and the Company since 1998. Ms. Verdolino also serves as Secretary of the Bank and a Trustee of the Mutual Holding Company. She is the Manager of Customer Service for Old Colony Food, Inc., a specialty foods broker. Ms. Verdolino was previously employed as a Certified Public Accountant for PriceWaterhouseCoopers and has served on several town committees in Medway, Massachusetts.

Other Directors

Richard Giusti has served as a Director of the Bank since 1991 and the Company since 1998. Mr. Giusti is also a Trustee of the Mutual Holding Company. He is Manager of Administration and Finance of New England Precision Incorporated. Mr. Giusti is involved in various civic activities as well.

Thomas R. Howie has served as a Director of the Company since 1998. Mr. Howie is also a Trustee of the Mutual Holding Company. He is President of Howie Oil Company, Inc., a heating oil distributor in Millis, Massachusetts. He is involved in various charitable and civic organizations.

Eugene R. Liscombe has served as a Director of the Bank since 1991 and the Company since 1998. Mr. Liscombe is also a Trustee of the Mutual Holding Company. He was Chairman of the Board of Directors of the Bank from 1994 to 1996. Mr. Liscombe is a Certified Public Accountant and partner in the accounting firm of Liscombe & Parrella, P.C. and was a partner in the accounting firm of Murphy, Liscombe & Edwards, P.C. from 1999 to 2004. He is actively involved in several civic and charitable organizations.

Pamela J. Montpelier has served as Chief Executive Officer and a Director of the Company since October 2000. She was named President of the Company in June 2000. Ms. Montpelier has served as Chief Executive Officer and Chairperson of the Bank since October 2000, and has served as President and a Director of the Bank since June 2000. She is also a Trustee of the Mutual Holding Company. Ms. Montpelier joined the Bank in 1992 and was previously Senior Vice President of Retail Banking. Ms. Montpelier has over 22 years of banking experience, in both commercial and thrift institutions. She serves on the advisory boards of local civic, arts, and health care organizations.

James W. Murphy has served as a Director of the Company since 1998 and served as Secretary of the Bank since 1992 and the Company since 1998. Mr. Murphy is also a Trustee of the Mutual Holding Company. Mr. Murphy is a retired insurance broker.

Lawrence E. Novick has served as a Director of the Bank since 1992 and the Company since 1998. Mr. Novick is also a Trustee of the Mutual Holding Company. He is a self-employed tax and financial services advisor in Holliston, Massachusetts. Mr. Novick is involved in many trade organizations and holds positions in civic and charitable organizations.

Michael J. Sheehan has served as a Director of the Bank and the Company and a Trustee of the Mutual Holding Company since July of 2003. Mr. Sheehan has also served as the Chairman of the Company since July 2003. Mr. Sheehan was a co-founder of AimNet Solutions, Inc., a computer network consultant formerly known as Alpine Computer Systems, Inc. Mr. Sheehan was also employed by AimNet Solutions, Inc. from 1989 until 2003 as the Vice President of Marketing. In March 2003, Mr. Sheehan left AimNet Solutions, Inc. to become the chairman of Pinnacle Training Corporation, a computer training firm.

Eugene G. Stone has served as a Director of the Company since 1998. Until his retirement in 2000, he was the President and Chief Executive Officer of the Bank and the Company and served as Chairman of the Bank since 1997. Mr. Stone is also a Trustee of the Mutual Holding Company.

Executive Officers Who Are Not Directors

Dana S. Philbrook has served as Chief Financial Officer of the Bank and the Company since April 2002. Prior to joining the Bank, Mr. Philbrook was Treasurer for Investors Bank and Trust Company and Vice President of Finance for USTrust. Mr. Philbrook is a certified public accountant and has over 24 years of experience in banking and finance. He is also a member of the Capital Improvements Committee in the town of Hopkinton, Massachusetts.

Paul T. Carey has served as the Bank’s Senior Vice President and Senior Loan Officer since February 2001. Mr. Carey joined the Bank in July 2000 as Vice President and Senior Loan Officer. Prior to joining the Bank, Mr. Carey was Vice President for the Bank of Canton. Mr. Carey has over 20 years of banking and lending experience. Mr. Carey is a member of the Franklin Rotary Club.

Joyce M. Danielson has served as the Bank’s Senior Vice President, Bank Administration since November 2001. Ms. Danielson has over 25 years of banking experience, including positions with the former Peoples Savings Bank, Safety Fund National Bank and Westborough Savings Bank. Prior to joining the Bank, Ms. Danielson served as Director of Human Resources at Anna Maria College. Ms. Danielson serves on the Board of Directors of the YWCA of Central Massachusetts and the Advisory Board to the Business to Education Committee of the United Chamber of Commerce.

Amy M. Eldredge has served as the Bank’s Senior Vice President, Support Operations since May 2003. Ms. Eldredge joined the Bank in 1994. Ms. Eldredge has previously served as the Bank’s Vice President Support Operations, Assistant Vice President Retail Support, and Bank Training Officer. Ms. Eldredge has over 9 years of retail banking experience. Ms. Eldredge is also involved in several local charitable organizations.

Judy Roark-Mackey has served as the Bank’s Senior Vice President, Marketing & Customer Care Delivery Officer since March 2004. Prior to joining the Bank, Ms. Roark-Mackey was Customer Service Manager for The Magnolia Companies and Director of Marketing for Cambridge Trust Company. Ms. Roark-Mackey has over 25 years of marketing, advertising, sales and business development experience in banking and commercial real estate. She is also a member of several trade associations.

Meetings and Committees of the Board of Directors

Board of Directors

The business of the Company’s Board of Directors is conducted through meetings of the Board of Directors and its committees. During the fiscal year ended June 30, 2004, the Board of Directors held five meetings. During the fiscal year ended June 30, 2004, no Director attended fewer than seventy-five percent (75%) of the total meetings of the Board of Directors of the Company and committees on which such Director served.

Executive Committee

As of June 30, 2004, the Executive Committee of the Board of Directors consisted of Directors Montpelier, Giusti, Isaacs, Kenney, Liscombe, Novick, Sheehan, and Verdolino. The Executive Committee is vested with the authority of the Board of Directors of the Company in matters between meetings of the Board of Directors. As such, the Executive Committee is responsible for the long-range direction and strategic planning for the Company. In addition, the Executive Committee oversees all of the other committees of the Board of Directors of the Company. The Executive Committee met once during the fiscal year ended June 30, 2004. The members of the Executive Committee comprise the Board of Directors of the Bank. In this capacity, the Executive Committee oversees all of the operations of the Bank. The responsibilities of the Bank’s Board of Directors include authority for loans over $750,000.

Audit and Risk Management Committee

The Audit and Risk Management Committee of the Board of Directors (the “Audit Committee”) consists of Directors Liscombe, Novick and Verdolino, all of whom are non-employee Directors. The Audit Committee is responsible for oversight of the integrity of the Company’s financial statements, and the qualifications, independence and performance of the Company’s auditors. The Audit Committee met nine times during the fiscal year ended June 30, 2004. The Board of Directors has determined that Directors Liscombe, Novick and Verdolino each meet the criteria to serve as the audit committee financial experts on the Audit Committee, as defined under the federal securities laws. Director Liscombe has had 34 years of experience as a Certified Public Accountant and currently practices at Liscombe & Parrella, P.C., where he is a partner. Director Novick, in his capacity as a tax and financial services advisor, has had experience analyzing and evaluating financial statements of public companies, including companies having financial statements that present accounting issues that are generally comparable to the accounting issues that can reasonably be expected to be relevant to the Company’s financial statements. Director Verdolino has had several years of combined experience as a Certified Public Accountant for two nationally recognized accounting firms. Each of the members of the Audit Committee is “independent” as defined in the Marketplace Rules of the National Association of Securities Dealers (the “NASD’s listing standards”). The Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and recommends to the Board of Directors of the Company the appointment of independent certified public accountants. The Board of Directors has adopted a written charter for the Audit Committee, which was included as an appendix to the Company’s proxy statement filed with the SEC on October 10, 2003 in connection with the 2003 Annual Meeting of Stockholders.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) consists of Directors Giusti, Kenney, Novick, Sheehan and Stone. The Nominating Committee is responsible for reviewing nominations to the Board of Directors made by the stockholders and making recommendations to the full Board of Directors regarding nominees for election to the Board of Directors. The Nominating Committee also is responsible for developing and recommending to the Board of Directors corporate governance guidelines applicable to the Company and overseeing the evaluation of the Board of Directors and management of the Company. Each of the members of the Nominating Committee is “independent” as defined in the NASD’s listing standards. The Board of Directors has adopted a written charter for the Nominating Committee, which is included as Appendix A to this Proxy Statement. The Nominating Committee met three times during the fiscal year ended June 30, 2004.

Compensation Committee

The Compensation Committee of the Board of Directors consists of Directors Isaacs, Liscombe and Sheehan, all of whom are non-employee directors and “independent” as defined in the NASD’s listing standards. The Compensation Committee oversees the Company’s overall compensation program, determines stock option and stock grants to the Company’s and Bank’s employees, and reviews and recommends all incentive and bonus plans. The Compensation Committee also reviews the performance of the President and Chief Executive Officer of the Company. The Compensation Committee met six times during fiscal year ended June 30, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Officers and Directors of the Company and beneficial owners of 10% or more of the Common Stock (each a “10% Beneficial Owner”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement of the failure of an Officer, Director or 10% Beneficial Owner to file a Form 3, 4 or 5 on a timely basis. To the Company’s knowledge, based solely on review of the copies of reports furnished to the Company, no Officer, Director or 10% Beneficial Owner failed to file ownership reports on a timely basis for the fiscal year ended June 30, 2004.

Compensation of Directors

Compensation.    Non-employee Directors of the Company and non-employee Trustees of the Mutual Holding Company are paid an annual retainer of $2,000 for their service on both Boards. Members of committees of the Boards of the Company, the Mutual Holding Company and the Bank are paid a fee of $100 per committee meeting. The Chairman of the Board of Directors of the Company and of the Board of Trustees of the Mutual Holding Company is paid an annual retainer of $1,000, and the Secretary of the Board of Directors of the Company and of the Board of Trustees of the Mutual Holding Company is paid an additional $100 per year. The Secretary of the Bank is paid an additional $500 per year.

Directors Supplemental Retirement Plan.    In February 2000, the Bank and the Company adopted a non-qualified, unfunded deferred compensation plan for the benefit of their non-employee Directors (the “Directors Retirement Plan”). The Directors Retirement Plan provides supplemental retirement benefits to certain non-employee Directors and is evidenced by individual agreements with the non-employee Directors. The Directors Retirement Plan is unfunded, but the Bank has purchased life insurance policies on the non-employee Directors that are actuarially designed to offset the annual expenses associated with the Plan and to provide a complete recovery of all Plan costs. The Directors Retirement Plan and related bank-owned life insurance policies are structured so that the Plan expense for any year is partially offset by the increase in cash surrender values of the related policies that is recognized as non-interest income during such year and all Plan costs eventually recovered in full by the Company from the death benefit proceeds of the related insurance contracts. The Bank is the sole owner of the insurance policies. The amount of the retirement benefit will be determined pursuant to the accrual of two accounts: (i) a pre-retirement account; and (ii) an index retirement benefit account. The pre-retirement account is a liability reserve account of the Bank and is increased or decreased each year by an amount determined by the aggregate annual after-tax income from specified life insurance contracts reduced by an “opportunity cost,” which is calculated by taking into account the Bank’s after-tax cost of funds. The index retirement benefit account is equal to the excess of the annual earnings of the insurance policies over the “opportunity cost.” Benefits from the pre-retirement account are paid in 20 equal annual installments following the Director’s retirement at or after age 65 (age 60 in the case of certain Directors and age 72 for one Director). Upon retirement, a Director will receive an additional index retirement benefit until their death or, if later, the death of the Director’s spouse. Should a Director die prior to having received the entire amount of his or her pre-retirement account, the unpaid balance will be paid in a lump sum to his or her beneficiaries. While Directors are entitled to receive their benefit if they terminate service prior to their retirement date, the payment of benefits will not commence until the Director reaches retirement age. In the event a Director’s service is terminated subsequent to a change of control of the Bank or the Company, the Director will be entitled to receive benefits under the Directors Retirement Plan at his or her retirement age, as if the Director had continuously served the Bank and/or the Company until his or her retirement age. All benefits under the Directors Retirement Plan are forfeited if a Director is terminated by the Bank or the Company for cause.

Director Nomination Process

The Nominating Committee believes that it is in the best interests of the Company and its stockholders to obtain highly qualified individuals to serve on the Board of Directors. Before recommending a nominee for election to the Board of Directors, the Nominating Committee must be satisfied that the nominee meets certain minimum qualifications set forth in its charter, including a strong record of integrity and ethical conduct, a record of accomplishment at a strategic or policy level with an organization of high standing that is relevant to the Company’s business, and a willingness and ability to represent all stockholders of the Company. The Nominating Committee’s charter also specifies that the nominee must be under 72 years of age during his term. A copy of the Nominating Committee’s charter is not currently available on the Company’s website, but is included as Appendix A to this Proxy Statement.

The Nominating Committee will also recommend that the Board select nominees to help ensure that the a majority of the Board of Directors meets the independence standards established by the Board, that each of the Audit, Compensation and Nominating Committees are comprised entirely of independent directors, and that at least one member of the Audit Committee qualifies as an audit committee financial expert, as defined under the federal securities laws. In addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time, the Nominating Committee will consider all facts and circumstances that it deems appropriate or advisable when recommending that the Board of Directors select nominees for director.

The Nominating Committee will identify candidates for election to the Board of Directors through any or all of the following sources: non-employee directors, the Chief Executive Officer and other executive officers of the Company, third-party search firms, or any other source it deems appropriate. Candidates are evaluated based upon their backgrounds and interviews with members of the Nominating Committee. The Nominating Committee evaluates all proposed candidates for director in the same manner, without regard to whether the nominee has been recommended by a stockholder or otherwise. Upon identifying qualified candidates to become members of the Board of Directors, the Nominating Committee recommends that the Board of Directors nominate the candidate to be elected at the next annual meeting of the Stockholders.

The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend to the Nominating Committee candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the attention of Charlene Hebert, Service Bancorp, Inc., 1000 Franklin Drive, Franklin, MA 02038, and must be received by the Company no less than 120 calendar days before the date that is one year after the mailing date of the Company’s proxy statement for its immediately preceding annual meeting. The recommendation must include the following information: (i) the name and address of record of the stockholder making the recommendation, (ii) a representation that the stockholder is a record holder of the Company’s Common Stock, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) promulgated under the Exchange Act, (iii) the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the last five full fiscal years of the proposed candidate for director, (iv) a description of the qualifications and background of the proposed director candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time and set forth in the Nominating Committee charter, (v) a description of all arrangements or understandings between the stockholder and the proposed candidate for director, and (vi) all other information relating to the proposed candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Communications with the Board of Directors

The Company’s stockholders may send communications to the Board of Directors or to individual members of the Board by writing to them, care of James W. Murphy, Secretary, Service Bancorp, Inc., 81 Main Street, Medway, MA 02053, who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Attendance at Annual Meetings

The Company’s policy is to encourage attendance by all Directors at annual meetings of stockholders. Eleven of the Directors attended last year’s annual meeting.

Code of Ethics

The Company has adopted a Code of Ethics, as defined under the federal securities laws. The Code of Ethics applies to all directors/trustees, officers and employees of the Company, the Mutual Holding Company and the Bank. The Company filed a copy of the Code of Ethics with the SEC as Exhibit 14.1 to its Annual Report on Form 10-KSB.

Executive Compensation

Summary Compensation Table.    The following table sets forth the cash compensation paid by the Bank as well as certain other compensation paid or accrued for services rendered in all capacities during the years ended June 30, 2004, 2003 and 2002 to the individuals at the Company, the Bank and the Mutual Holding Company who received total annual compensation in excess of $100,000 (the “Named Executive Officers”) during any of the periods presented. No other Executive Officer of the Company received total annual compensation in excess of $100,000 during any of the periods presented.

Name and Principal Position						Long-Term Compensation			All Other Compensation ($)
		Annual Compensation				Awards
	Fiscal Years Ended June 30,	Salary ($)		Bonus ($)		Restricted Stock Award(s)(1)		Securities Underlying Options/ SARs (#)
Pamela J. Montpelier, President and Chief Executive Officer	2004 2003 2002	$ $ $	190,000 169,791 163,385	$ $ $	30,400 16,948 14,411	$ $	— 30,551 27,400	— 2,807 4,000	$ $ $	11,515 14,281 6,261	(2) (2) (2)
Dana S. Philbrook, Chief Financial Officer	2004 2003 2002	$ $	120,000 113,462 —	$ $	19,200 11,079 —	$	— 22,575 —	— 4,000 —	$ $	5,864 1,441 —	(3) (3)
Paul T. Carey, Senior Vice President, Lending	2004 2003 2002	$ $ $	113,750 108,308 102,231	$ $	18,200 10,594 9,017	$ $	— 7,525 13,700	— 1,000 1,500	$ $ $	5,517 10,633 4,332	(4) (4) (4)
Joyce M. Danielson, Senior Vice President, Bank Administration	2004 2003 2002	$ $	103,500 98,115 —	$ $	16,560 9,603 —	$	— 7,525 —	— 1,000 —	$ $	5,016 3,491 —	(5) (5)

(1)	As of June 30, 2004, Ms. Montpelier held an aggregate of 3,216 shares of restricted Common Stock with a value of $86,832; Mr. Philbrook held an aggregate of 900 shares of restricted Common Stock with a value of $24,300; Mr. Carey held an aggregate of 1,300 shares of restricted Common Stock with a value of $35,100; and Ms. Danielson held an aggregate of 900 shares of restricted Common Stock with a value of $24,300. No dividends will be paid on the restricted Common Stock.
(2)	Includes amounts paid by the Company on behalf of Ms. Montpelier to the Company’s 401(k) Plan and Employee Stock Ownership Plan, as well as premiums paid by the Company on a life insurance policy.
(3)	Includes amounts paid by the Company on behalf of Mr. Philbrook to the Company’s 401(k) Plan, as well as premiums paid by the Company on a life insurance policy.
(4)	Includes amounts paid by the Company on behalf of Mr. Carey to the Company’s 401(k) Plan and Employee Stock Ownership Plan, as well as premiums paid by the Company on a life insurance policy.
(5)	Includes amounts paid by the Company on behalf of Ms. Danielson to the Company’s 401(k) Plan, as well as premiums paid by the Company on a life insurance policy.

Employee Incentive Plan.    The Bank maintains an Employee Incentive Plan for employees of the Bank. Pursuant to the plan’s terms, the Bank President identifies employees to participate in the Incentive Plan at the beginning of the fiscal year from all employees who must meet certain eligibility requirements. The Bank President then recommends (1) the formula for calculating the total available bonus pool which shall be based on the Bank’s fiscal performance and (2) each employee’s participation level, to the Board for their consideration and approval. The Bank President and Board have retained their rights to modify or discontinue the plan as may be in the best interest of the Bank.

Stock Benefit Plans.    During the fiscal year ended June 30, 2000, the Company adopted, and stockholders approved, the Company’s 1999 Stock Option Plan and the Company’s Recognition Plan. During the fiscal year ended June 30, 2003, the stockholders approved an amendment to the Company’s 1999 Stock Option Plan to increase the number of shares of Common Stock that may be issued under the Plan by 59,506 shares from 80,494 to 140,000 shares. The amendment is subject to the approval of the Massachusetts Commissioner of Banks, application for which is pending. The amended 1999 Stock Option Plan also permits the Company’s Board of Directors, in its discretion, to grant awards of Deferred Stock, Restricted Stock, Unrestricted Stock, Performance Share Awards, and Stock Appreciation Rights. As of June 30, 2004, 51,197 shares are reserved for issuance upon the exercise of options currently outstanding, and 1,800 shares remain available under the 1999 Stock Option Plan (not including the additional 59,506 shares authorized under the amended 1999 Stock Option Plan). The Recognition Plan provides for the issuance of 40,247 shares of the Common Stock. As of June 30, 2004, 39,347 shares have been granted under the Recognition Plan and 900 shares remain available for issuance under the Recognition Plan.

Stock Options Granted in Fiscal 2004

The Company did not grant any of stock options to any Named Executive Officer during the fiscal year ended June 30, 2004.

Option Exercise and Year-End Value Table

There were no options exercised by any Named Executive Officer during the fiscal year ended June 30, 2004. The following table sets forth information concerning the number of exercisable options and unexercisable options held by each Named Executive Officer at June 30, 2004 and the value of unexercised in-the-money options held by each of them as of such date.

FISCAL YEAR-END OPTION VALUES
	Number of Securities Underlying Unexercised Options at June 30, 2004	Value of Unexercised In-The-Money Options at June 30, 2004(1)
Name	Exercisable/Unexercisable(#)	Exercisable/Unexercisable($)
Pamela J. Montpelier	10,395/6,002	$184,303/$89,444
Dana S. Philbrook	1,600/2,400	$19,120/$28,680
Paul T. Carey	1,900/2,100	$28,285/$29,490
Joyce M. Danielson	1,000/1,500	$12,100/$18,250

(1)	Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2004, at which date the last trade price of the Common Stock as quoted on the OTC Bulletin Board was $27.00.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of the end of the fiscal year ended June 30, 2004 regarding shares of Common Stock of the Company that may be issued under the Company’s existing equity compensation plans, including the Company’s 1999 Stock Option Plan and the 1999 Recognition and Retention Plan. The table does not include information about the additional shares authorized by an amendment to the 1999 Stock Option Plan, which was approved by the stockholders at the 2003 Annual Meeting of Stockholders but is subject to approval of the Massachusetts Commissioner of Banks, an application for which is pending. No grants have been made under the amended 1999 Stock Option Plan.

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	51,197	$11.68	2,700
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	51,197	$11.68	2,700

(1)	Does not include any restricted stock as such shares are already reflected in the Company’s outstanding shares.
(2)	Consists of the 1999 Stock Option Plan and the 1999 Recognition and Retention Plan.

Transactions with Certain Related Persons

Certain Directors and Officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the Directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business. Such transactions for the Directors and Officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.

Contracts with Executive Officers

Employment Agreement

The Company has entered into an employment agreement with Pamela J. Montpelier, its President and Chief Executive Officer (the “Employment Agreement”). The initial term of the agreement is three years beginning on September 19, 2001, with automatic one-year renewals commencing on the second anniversary and on each anniversary thereafter unless written notice of termination is given 30 days prior to such date by either party. In addition to her base salary, Ms. Montpelier is eligible to participate in any incentive and benefit plans or programs that the Company has in effect from time to time. Ms. Montpelier is also entitled to an automobile allowance.

The Employment Agreement provides that Ms. Montpelier’s employment may be terminated by the Company for “cause” for (1) making dishonest material statements concerning the Company; (2) the commission or indictment for a felony or a misdemeanor involving moral turpitude; (3) the failure to perform her duties to the reasonable satisfaction of the Board of Directors if such failure is not corrected; (4) gross negligence, willful misconduct or insubordination with respect to the Company; or (5) material breach of the obligations under the Employment Agreement. Ms. Montpelier may terminate her employment for “good reason” following (1) a substantial adverse change in her position or responsibilities; (2) a breach by the Company of any material obligations under the Employment Agreement; (3) an involuntary relocation of the office at which she is principally employed to a location more than 50 miles from such office; or (4) a reduction in her salary, which reduction is not applicable to all executives. Ms. Montpelier may also terminate her employment by giving 60 days notice to the Board of Directors and the Board of Directors may terminate Ms. Montpelier’s employment at any time by a vote to that effect.

If Ms. Montpelier’s employment is terminated by the Company without “cause” or by Ms. Montpelier for “good reason” then she is entitled to the continuation of her base salary and group health plan benefits for two years. If Ms. Montpelier’s employment is terminated by the Company without “cause” or by Ms. Montpelier for “good reason” during the 11-month period following a “change in control” (as defined in the Employment Agreement), or if Ms. Montpelier terminates her employment for any reason during the twelfth month following a “change in control,” then she is entitled to receive a lump sum payment equal to 2.99 times the average of her previous five year’s compensation, in lieu of the salary continuation described above.

The Employment Agreement prohibits Ms. Montpelier during the term of the agreement and for the longer of one year or any salary continuation period thereafter from (1) engaging or assisting in any way a “competing business” (as defined in the Employment Agreement); (2) recruiting or soliciting any employees of the Company or the Bank; or (3) soliciting any customer or supplier of the Company or the Bank.

Supplemental Retirement Agreement

The Company maintains a supplemental retirement agreement with Ms. Montpelier (the “Supplemental Retirement Agreement”). Under this agreement, if Ms. Montpelier remains employed by the Company until age 60, she will be entitled to a retirement benefit paid in monthly installments for a term of 15 years. The annual amount of the retirement benefit is equal to 70% of her highest annual base salary, minus the sum of half of her annual social security retirement benefit (starting at age 62) and the total of the matching and profit sharing contributions made to the Bank’s 401(k) Plan on her behalf (calculated as a single life annuity). The amount of the retirement benefit increases by 0.0194% for each month that Ms. Montpelier remains employed by the Company beyond age 60.

In the event of Ms. Montpelier’s death prior to her retirement, or if Ms. Montpelier’s employment is terminated without “cause” (as defined in the Supplemental Retirement Agreement) prior to a “change in control” (as defined in the Supplemental Retirement Agreement), or if Ms. Montpelier terminates her employment without “good reason” (as defined in the Supplemental Retirement Agreement), then Ms. Montpelier (or in the event of her death her beneficiaries) will be entitled to the portion of her retirement benefit that has accrued through the date her employment terminates paid in monthly installments for a term of 15 years. The full amount of Ms. Montpelier’s retirement benefit accrues annually over a period of 15 years beginning in October 2000. In the event that Ms. Montpelier becomes disabled so that she is no longer able to perform her duties, or if Ms. Montpelier’s employment is terminated after a change in control, or if Ms. Montpelier terminates her employment for good reason, she shall be entitled to her full retirement benefit, regardless of her length of employment. If Ms. Montpelier’s employment is terminated by the Company for “cause,” she will forfeit the entire benefit under the Supplemental Retirement Agreement.

Ms. Montpelier will begin to receive her retirement benefit upon termination of her employment by the Company without cause or upon her termination of her employment with good reason. Ms. Montpelier will begin to receive her retirement benefit at age 60 if she terminates her employment without good reason or if she becomes permanently disabled. Ms. Montpelier’s beneficiaries will begin to receive her retirement benefit (or her remaining retirement benefit, as the case may be) upon her death. In addition, if Ms. Montpelier violates the terms of the Supplemental Retirement Agreement’s non-disclosure provision, the Company may stop making payments under the Supplemental Retirement Agreement to her.

PROPOSAL 2-RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company has approved the engagement of Wolf & Company, P.C. to be the Company’s independent auditors for the 2005 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Wolf & Company, P.C., for the Company’s fiscal year ending June 30, 2005. Wolf & Company, P.C. served as the Company’s independent auditors for the fiscal year ended June 30, 2004. A representative of Wolf & Company, P.C. is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Additional Audit Information

The following table sets forth the aggregate fees billed by Wolf & Company, P.C. for each of the Company’s last two fiscal years.

	Fiscal Year 2004		Fiscal Year 2003
Audit Fees	$84,458		$75,400
Audit-Related Fees	—		—
Tax Fees	16,000	(1)	16,000	(1)
All Other Fees	3,100	(2)	3,975	(3)

Total Fees	$103,558		$95,375

(1)	Consists of fees billed for preparation of the Company’s federal and state income tax returns.
(2)	Consists of fees billed for advice regarding procedures related to the Company’s SBERA pension plans, and advice related to the Directors Retirement Plan.
(3)	Consists of fees billed for advice regarding procedures related to the Company’s SBERA pension plans, and consultation related to the Sarbanes-Oxley Act of 2002.

The Audit Committee pre-approves all auditing and non-audit services provided to the Company by the Company’s independent auditor (except for certain de minimus non-audit services and auditing services within the scope of an approved engagement of the auditor).

The Board of Directors recommends that stockholders vote “FOR” the ratification of Wolf & Company, P.C. as the independent auditors for the 2005 fiscal year. In addition, it is expected that the Mutual Holding Company will vote “FOR” the ratification of Wolf & Company, P.C. as the independent auditors for the 2005 fiscal year.

REPORT OF THE AUDIT AND RISK MANAGEMENT COMMITTEE

The Company’s Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2004 with the Company’s management. The Audit Committee has discussed with Wolf & Company, P.C., the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Wolf & Company, P.C. required by Independence Standards Board Standard No. 1 and has discussed with Wolf & Company, P.C. its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

Submitted by the Audit Committee for fiscal 2004

LAWRENCE E. NOVICK, EUGENE R. LISCOMBE

and KELLY A. VERDOLINO

STOCKHOLDER PROPOSALS

Proposals of stockholders submitted pursuant to Exchange Act Rule 14a-8 and intended to be included in the Company’s proxy statement and form of proxy for the 2005 Annual Meeting of Stockholders must be filed with the Secretary of the Company no later than May 26, 2005. These proposals must also comply with the SEC’s proxy rules governing the form and content of proposals in order to be included in the Company’s proxy statement and form of proxy. Any such proposal should be directed to: SECRETARY, SERVICE BANCORP, INC., 81 MAIN STREET, MEDWAY, MA 02053.

The by-laws of the Company provide that any stockholder proposal (including Director nominations) intended to be presented at the Company’s 2005 Annual Meeting must be received in writing by the Company at its principal executive offices (81 Main Street, Medway, MA 02053) not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. See “Director Nomination Process.” Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS

At the time of the preparation of this proxy material, the Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Pamela J. Montpelier
President and Chief Executive Officer

Medway, Massachusetts

September 17, 2004

APPENDIX A

SERVICE BANCORP, INC.

Nominating and Corporate Governance

Committee Charter

I.    General Statement of Purpose

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) of Service Bancorp, Inc. (the “Company”) on behalf of the Board of Directors (the “Board”) is responsible for identifying individuals qualified to become board members, consistent with criteria approved by the Board, and recommending that the Board select the director nominees for election at each annual meeting of stockholders. The Nominating Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, periodically reviewing such guidelines and recommending any changes thereto, and overseeing the evaluation of the Board and management.

II.    Nominating Committee Composition

The number of individuals serving on the Nominating Committee shall be fixed by the Board from time to time but shall consist of no fewer than three members, each of whom shall satisfy the independence standards established by the Board.

The members of the Nominating Committee shall be appointed annually by the Board and may be replaced or removed by the Board at any time with or without cause. Resignation or removal of the Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from this committee. Vacancies occurring, for whatever reason, may be filled by the Board. The Board shall designate one member of the Nominating Committee to serve as Chairman of the Nominating Committee.

III.    Meetings

The Nominating Committee shall meet at least two times per year.

IV.    Nominating Committee Activities

The Nominating Committee’s purpose and responsibilities shall be to:

A.    Review of Charter

•	Review and reassess the adequacy of this Charter annually and submit any proposed changes to the Board for approval.

B.    Annual Performance Evaluation of the Nominating Committee

•	Perform an annual performance evaluation of the Nominating Committee and report to the Board on the results of such evaluation.

C.    Selection of New Directors

•	Recommend to the Board criteria for Board and committee membership, which shall include a description of any specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee, and a description of any specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company’s directors to possess, and annually reassess the adequacy of such criteria and submit any proposed changes to the Board for approval. The current criteria for Board membership are attached to this Charter as Exhibit A.

•	Establish a policy with regard to the consideration of director candidates recommended by stockholders. The current policy is that the Nominating Committee will review, consider and evaluate any director candidate who has been recommended by securityholders in compliance with the procedures established from time to time by the Nominating Committee and set forth in this Charter.

•	Establish procedures to be followed by securityholders in submitting recommendations for director candidates to the Nominating Committee. The current procedures to be followed by securityholders are set forth below:

1.	All securityholder recommendations for director candidates must be submitted to the Secretary of the Company, Charlene Hebert at 1000 Franklin Village Drive, Franklin, MA 02038, who will forward all recommendations to the Nominating Committee.

2.	All securityholder recommendations for director candidates must be submitted to the Company not less than 120 calendar days before that date which is one year after the mailing date of the Company’s proxy statement for its immediately preceding annual meeting.

3.	All securityholder recommendations for director candidates must include the following information:

a.	The name and address of record of the securityholder.

b.	A representation that the securityholder is a record holder of the Company’s securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934.

c.	The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate.

d.	A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in this Charter.

e.	A description of all arrangements or understandings between the securityholder and the proposed director candidate.

f.	The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Company’s annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting.

g.	Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

•	Establish a process for identifying and evaluating nominees for the Board, including nominees recommended by securityholders. The current process for identifying and evaluating nominees for the Board is as follows:

1.	The Nominating Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate.

2.	The Nominating Committee will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate.

3.	The Nominating Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate.

4.	In identifying and evaluating proposed director candidates, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence, his or her familiarity with the geographic and product markets in which the Company does business, and the needs of the Board.

•	Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, recommend that the Board select the director nominees for election at each annual meeting of stockholders; provided that, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate individuals for election as a member of the Board (pursuant, for example, to the rights of holders of preferred stock to elect directors upon a dividend default or in accordance with shareholder agreements or management agreements), the selection and nomination of such director nominees shall be governed by such contract or other arrangement and shall not be the responsibility of the Nominating Committee.

•	Recommend that the Board select the directors for appointment to committees of the Board.

D.    Corporate Governance Guidelines

•	Develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company.

•	Review and reassess the adequacy of the Corporate Governance Guidelines annually and recommend proposed changes, if any, to the Board for approval.

E.    Evaluation of Board of Directors and Management

•	Oversee annual evaluations of the Board and its committees and the Company’s management for the prior fiscal year.

F.    Matters Relating to Retention and Termination of Search Firms to Identify Director Candidates

•	Exercise sole authority to retain and terminate any search firm that is to be used by the Company to assist in identifying director candidates. The Nominating Committee shall also have sole authority to approve any such search firm’s fees and other retention terms.

V.    General

The Nominating Committee shall make regular reports to the Board concerning areas of the Nominating Committee’s responsibility.

In carrying out its responsibilities, the Nominating Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Nominating Committee may consult. The Nominating Committee shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Nominating Committee or meet with any members of or advisors to the Nominating Committee. The Nominating Committee shall also have the authority to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its responsibilities and shall have sole authority to approve any such advisor’s fees and other retention terms.

The Nominating Committee may perform such other functions as may be requested by the Board from time to time.

EXHIBIT A

Board Membership Criteria

The Nominating Committee believes that it is in the best interests of the Company and its stockholders to obtain highly qualified individuals to serve on the Board.

At a minimum, the Nominating Committee must be satisfied that each Nominating Committee-recommended nominee meets the following minimum qualifications:

The nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

The nominee shall have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing that is relevant to the Company’s business.

The nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition.

The nominee shall be well regarded in the community and shall have a long-term reputation for the highest ethical and moral standards.

The nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve.

To the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.

The nominee has not reached, and during the proposed term in office will not reach, the age of seventy-two (72) years.

In addition to the minimum qualifications for each nominee set forth above, the Nominating Committee shall recommend that the Board select persons for nomination to help ensure that:

A majority of the Board shall be “independent” in accordance with the standards established by the Board.

Each of its Audit, Compensation and Nominating Committees shall be comprised entirely of independent directors.

At least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

Finally, in addition to any other standards the Nominating Committee may deem appropriate from time to time for the overall structure and composition of the Board, the Nominating Committee may consider the following factors when recommending that the Board select persons for nomination:

Whether the nominee has direct strategic or policymaking level experience in the financial services industry. Whether the nominee has experience serving a business, government, non-profit organization having significant operations in or near the markets in which the Company operates.

Whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

Whether the nominee lives or works within the geographic territory in which we have office locations.

Whether the nominee has the leadership and business development skills to promote the company’s long range plans.

Neither the Committee nor the Board shall be required or expected to quantify or assign relative weights to the criteria considered in selecting or evaluating any nominee to stand for election as a Director of the Company, or to be appointed to fill a vacancy on the Board.

REVOCABLE PROXY

SERVICE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS — OCTOBER 26, 2004

The undersigned hereby appoints Pamela J. Montpelier and Dana S. Philbrook, and each of them with full powers of substitution to act as Proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Hawthorne Suites, 385 Upper Union Square, Franklin, Massachusetts, on Tuesday, October 26, 2004, at 3:00 p.m. Eastern standard time. The Proxies are each authorized to cast all votes to which the undersigned is entitled as follows:

1.	The election as Directors of all nominees listed below:

☐ FOR (except as marked to the contrary below)            ☐ VOTE WITHHELD

Dr. John Hasenjaeger, Kenneth C.A. Isaacs, Paul V. Kenney, Kelly A. Verdolino

(INSTRUCTIONS: To withhold your vote for one or more nominees, write the nominee’s name on the line below.)

2.	The ratification of Wolf & Company, P.C. as the Company’s independent auditors for the fiscal year ending June 30, 2005.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said Proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated September 23, 2004, and the audited financial statements of the Company for the fiscal year ended June 30, 2004. The undersigned hereby confers upon the Proxies, and each of them, discretionary authority (i) to consider and act upon such matters, other than the business set forth herein, as may property come before the Annual Meeting for which the Company did not receive timely notice of the matter in accordance with the Company’s by-laws; (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling, with good cause, to serve; and (iii) with respect to such other matters upon which discretionary authority may be conferred.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS AT THE PRESENT TIME. THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

☐ Check Box if You Plan to Attend the Annual Meeting

Dated:

(Print name of Stockholder)

Signature of Stockholder

(Print name of Stockholder)

Signature of Stockholder

Note:	Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.

Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.